Exhibit 99.3

LETTER OF ELECTION AND TRANSMITTAL

OFFER BY INTEGRATED ELECTRICAL SERVICES, INC. (“IES”)

TO EXCHANGE EACH OUTSTANDING SHARE OF COMMON STOCK OF

MISCOR GROUP, LTD. (“MISCOR”)

FOR THE MERGER CONSIDERATION DESCRIBED HEREIN

IN CONNECTION WITH THE MERGER OF MISCOR WITH AND INTO

IES SUBSIDIARY HOLDINGS, INC.

(A WHOLLY-OWNED SUBSIDIARY OF IES)

AS DESCRIBED IN THAT CERTAIN JOINT PROXY STATEMENT/PROSPECTUS

DATED AUGUST     , 2013

AND THIS LETTER OF ELECTION AND TRANSMITTAL

Please read and follow the accompanying instructions carefully and deliver to:

By Mail or Overnight Courier:	By Hand:
American Stock Transfer & Trust Company LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	American Stock Transfer & Trust Company LLC Attn: Reorganization Department P.O. Box 2042 New York, NY 10272-2042

PROPERLY COMPLETED ELECTION FORMS MUST BE RECEIVED BY THE EXCHANGE AGENT AT ONE OF THE ADDRESSES PROVIDED ABOVE AT OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 10, 2013 (THE “ELECTION DEADLINE”), UNLESS THE OFFER IS SOONER TERMINATED OR EXTENDED. MISCOR SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE ELECTION DEADLINE.

DESCRIPTION OF SHARE(S) ENCLOSED 1

Name(s) and Address(es) of Certificate Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s) for MISCOR Share(s))	Shares Tendered [2] (Attach additional list if necessary)
	Certificate Number(s)	Total Number of Shares Represented by Share Certificate(s)

Total Shares:

[1]	Need not be completed by shareholders tendering by book-entry transfer.
[2]	Unless otherwise indicated, it will be assumed that all MISCOR Shares represented by any Share Certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

Dear MISCOR Shareholder:

This Letter of Election and Transmittal is to be used for the tender of shares of MISCOR common stock, without par value (“MISCOR Common Stock”), in exchange for the merger consideration described herein and in that certain Joint Proxy Statement/Prospectus dated August     , 2013 (as may be amended, the “Prospectus”), pursuant to the terms of that certain Agreement and Plan of Merger, dated March 13, 2013, as amended by the First Amendment to Agreement and Plan of Merger, dated July 10, 2013 (the “Merger Agreement”), by and between IES, MISCOR and IES Subsidiary Holdings, Inc. (“Merger Sub”).

Tendering MISCOR shareholders may use this form if certificates representing shares of MISCOR Common Stock (“Share Certificates”) are to be forwarded herewith or, unless an agent’s message is utilized, if delivery of shares of MISCOR Common Stock is to be made by book-entry transfer to the account of American Stock Transfer & Trust Company (the “Exchange Agent”) at the Depository Trust Company (“DTC”). If delivery of shares of MISCOR Common Stock is to be made by book-entry transfer by your broker, bank or other nominee, please contact your broker, bank or other nominee for instructions on how to deliver those shares, and follow those instructions.

Holders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Exchange Agent on or prior to the Election Deadline, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their shares of MISCOR Common Stock according to the guaranteed delivery procedure set forth in this Letter of Election and Transmittal and the Notice of Guaranteed Delivery attached hereto as Annex A. See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The instructions accompanying this Letter of Election and Transmittal should be read carefully before this Letter of Election and Transmittal is completed. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus. MISCOR shareholders must sign this Letter of Election and Transmittal in the appropriate space provided therefor, with signature guarantee if required, and complete the substitute Form W-9 set forth herein or applicable Form W-8, as applicable.

Delivery of this Letter of Election and Transmittal to an address other than the addresses for the Exchange Agent set forth above will not constitute a valid delivery.

The undersigned hereby tenders for exchange the shares of MISCOR Common Stock described in the box entitled “Description of Share(s) Enclosed” above (such shares, the “MISCOR Shares”) pursuant to the terms and conditions of this Letter of Election and Transmittal and the Merger Agreement. Such tenders are subject to the Tender Offer Elections specified below, or if no Tender Offer Election is specified, will be deemed tendered with no election. See “The Merger Agreement—Election Procedures” in the Prospectus.

TENDER OFFER ELECTION

(See Instruction 13)

☐	CHECK HERE TO ELECT TO RECEIVE CASH FOR ALL MISCOR SHARES TENDERED, SUBJECT TO PRORATION. †

☐	CHECK HERE TO ELECT TO RECEIVE SHARES OF COMMON STOCK OF INTEGRATED ELECTRICAL SERVICES, INC. FOR ALL MISCOR SHARES TENDERED, SUBJECT TO THE PAYMENT OF CASH IN RESPECT OF FRACTIONAL SHARES.

☐	CHECK HERE TO ELECT TO RECEIVE CASH FOR A PORTION OF MISCOR SHARES TENDERED AND TO ELECT TO RECEIVE SHARES OF COMMON STOCK OF INTEGRATED ELECTRICAL SERVICES, INC. FOR A PORTION OF MISCOR SHARES TENDERED, SUBJECT TO PRORATION AND THE PAYMENT OF CASH IN RESPECT OF FRACTIONAL SHARES:

Number of MISCOR Shares Tendered for Cash: †

Number of MISCOR Shares Tendered for Shares of Common Stock:

†	ELECTIONS WILL BE SUBJECT TO PRORATION IF HOLDERS OF MISCOR COMMON STOCK, IN THE AGGREGATE, ELECT TO RECEIVE CASH CONSIDERATION IN EXCESS OF THE MAXIMUM CASH AMOUNT (AS DEFINED HEREIN).

PLEASE NOTE THAT ALL SHARES OF MISCOR COMMON STOCK FOR WHICH A VALID TENDER OFFER ELECTION IS NOT MADE BY THE ELECTION DEADLINE WILL BE EXCHANGED FOR SHARES OF COMMON STOCK OF INTEGRATED ELECTRICAL SERVICES, INC. ; PROVIDED, HOWEVER, THAT IF THE IES COMMON STOCK VALUE (AS DEFINED HEREIN) IS LESS THAN $4.024, THEN ALL SUCH SHARES WILL BE EXCHANGED FOR CASH, SUBJECT TO PRORATION.

TENDER OF SHARES

☐	CHECK HERE IF TENDERED MISCOR SHARES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED MISCOR SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER MISCOR SHARES BY BOOK-ENTRY TRANSFER):

Name(s) of Tendering Institution:_______________________________________________
Account Number:____________________________________________________________
Transaction Code Number:_____________________________________________________

☐	CHECK HERE IF TENDERED MISCOR SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY IN THE FORM ATTACHED HERETO AS ANNEX A AND PROVIDE THE FOLLOWING:

Name(s) of Tendering Shareholder(s):____________________________________________
Date of Execution of Notice of Guaranteed Delivery:________________________________ Name of Institution which Guaranteed Delivery:____________________________________

NOTE: THIS LETTER OF ELECTION AND TRANSMITTAL

MUST BE SIGNED ON PAGE 8 BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Integrated Electrical Services, Inc., a Delaware corporation (“IES”), the above-described shares (the “MISCOR Shares”) of common stock, without par value (“MISCOR Common Stock”), of MISCOR Group, Ltd., an Indiana corporation (“MISCOR”), in exchange for the merger consideration described herein, pursuant to the terms of that certain Agreement and Plan of Merger, dated March 13, 2013, as amended by the First Amendment to Agreement and Plan of Merger, dated July 10, 2013 (the “Merger Agreement”), by and between IES, MISCOR and IES Subsidiary Holdings, Inc. (“Merger Sub”), pursuant to which MISCOR will merge with and into Merger Sub, with Merger Sub surviving the merger as a direct, wholly-owned subsidiary of IES (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each outstanding MISCOR Share validly tendered and not properly withdrawn at or before 5:00 p.m., New York City Time, Tuesday, September 10, 2013 (the “Election Deadline”), will be converted into the right to receive merger consideration comprised of, at the election of the holder(s) of record thereof, either:

•

a per share dollar amount (the “Cash Consideration”), which amount shall not be less than $1.415, equal to the quotient obtained by dividing (x) the difference between $24.0 million and the amount of MISCOR’s Net Debt (as defined in the Prospectus) and (y) the number of shares of MISCOR Common Stock outstanding as of the fifteenth business day prior to the closing date of the Merger (the “Merger Consideration Determination Date”), including shares of MISCOR Common Stock issuable upon the exercise of outstanding options and warrants; or

•

a number of shares of common stock (the “Stock Consideration”), par value $0.01 per share, of IES (“IES Common Stock”) equal to a fraction (the “Exchange Ratio”), the numerator of which is the Cash Consideration and the denominator of which is the volume-weighted average of the sale prices per share of IES Common Stock for the 60 consecutive trading days ending with the Merger Consideration Determination Date (the “IES Common Stock Value”); provided, however, that if the IES Common Stock Value is less than $4.024 per share or greater than $6.036 per share, then the IES Common Stock Value will be $4.024 per share or $6.036 per share, respectively, upon the terms and subject to the conditions set forth in the Merger Agreement, together with an amount of cash to the nearest whole cent (without interest), in lieu of any fractional share of IES Common Stock to which such MISCOR shareholder would otherwise be entitled, determined by multiplying (a) the IES Common Stock Value by (b) the fraction of a share of IES Common Stock to which such MISCOR shareholder would otherwise be entitled.

The aggregate Cash Consideration to be paid in connection with the merger shall not exceed a threshold, as described in the Merger Agreement (the “Maximum Cash Amount”), equal to the product obtained by multiplying (x) the Cash Consideration by (y) 50% of the number of shares of MISCOR Common Stock outstanding immediately prior to the effective time of the merger. Elections will be subject to proration if holders of MISCOR Common Stock, in the aggregate, elect to receive Cash Consideration in excess of the Maximum Cash Amount. See “The Merger Agreement—Merger Consideration—Proration of Cash Consideration” and “Summary—Impact of Maximum Cash Amount” in the Prospectus.

This Letter of Election and Transmittal and the Prospectus (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the “Offer”) include certain information regarding the terms of the Merger Agreement and the procedures by which a valid Tender Offer Election may be made. The information set forth in the Letter of Election and Transmittal and the Prospectus does not purport to be complete and is qualified in its entirety by reference to the provisions of the Merger Agreement, which is attached as Annex A to the Prospectus. Receipt of the Letter of Election and Transmittal and Prospectus is hereby acknowledged.

The undersigned elects to have his, her or its MISCOR Shares exchanged pursuant to one of the following options, as indicated in the “Tender Offer Election” box above:

•	the undersigned elects to exchange all of his, her or its tendered MISCOR Shares for the Cash Consideration, subject to proration as described below and in the Prospectus;

•

the undersigned elects to exchange all of his, her or its tendered MISCOR Shares for the Stock Consideration, subject to the payment of cash in respect of fractional shares as described below and in the Prospectus;

•

the undersigned elects to exchange some of his, her or its tendered MISCOR Shares for the Cash Consideration and elects to exchange the remainder of his, her or its MISCOR Shares for the Stock Consideration, subject to proration and the payment of cash in respect of fractional shares as described below and in the Prospectus;

•

the undersigned elects to exchange some of his, her or its tendered MISCOR Shares for the Cash Consideration, subject to proration as described below and in the Prospectus, and makes no tender offer election with respect to the remainder of his, her or its MISCOR Shares; and

•

the undersigned elects to exchange some of his, her or its tendered MISCOR Shares for the Stock Consideration, subject to the payment of cash in respect of fractional shares as described below and in the Prospectus, and makes no tender offer election with respect to the remainder of his, her or its MISCOR Shares.

If the undersigned fails to properly make a tender offer election, the undersigned will be deemed to have tendered his, her or its MISCOR Shares with no election. All shares of MISCOR Common Stock for which a valid tender offer election is not made by the Election Deadline will be exchanged for the Stock Consideration; provided, however, that if the IES Common Stock Value is less than $4.024, then all such shares of MISCOR Common Stock will be exchanged for the Cash Consideration, subject to proration. See “The Merger Agreement—Election Procedures” in the Prospectus.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance of the MISCOR Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, IES all right, title and interest in and to all of the MISCOR Shares that are being tendered hereby (and any and all MISCOR Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such MISCOR Shares on or after March 13, 2013 (collectively, a “Distribution”)) and irrevocably appoints the Exchange Agent the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such MISCOR Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates (and any Distribution), or transfer ownership of such MISCOR Shares (and any Distribution), including those on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of IES, (ii) present such MISCOR Shares (and any Distribution) for transfer on the books of MISCOR, and (iii) receive all benefits and otherwise exercise all rights of ownership, beneficial or otherwise, of such MISCOR Shares (and any Distribution), all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the MISCOR Shares tendered hereby (and any Distribution) and that when the same are accepted for exchange by IES, IES will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims and such MISCOR Shares (and any

Distribution) will not be transferred to IES in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or IES to be necessary or desirable to complete the sale, assignment and transfer of the MISCOR Shares tendered hereby (and any Distribution).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

Tender of MISCOR Shares pursuant to any one of the procedures described in the Prospectus under the caption “The Merger Agreement—Conversion of Shares; Exchange of Certificates” and in the instructions hereto will constitute a binding agreement between the undersigned and IES upon the terms and subject to the conditions of the Offer, including the undersigned’s representation that the undersigned owns the MISCOR Shares being tendered. The undersigned recognizes that under certain circumstances described in the Prospectus, IES may not be required to accept for exchange any of the MISCOR Shares tendered hereby.

The delivery and surrender of MISCOR Shares tendered by the undersigned is not effective, and the risk of loss of MISCOR Shares does not pass to the Exchange Agent, until the Exchange Agent receives this Letter of Election and Transmittal, duly completed and signed, or an agent’s message (as discussed in the Prospectus in the section entitled “The Merger Agreement—Conversion of Shares; Exchange of Certificates”) in connection with a book-entry transfer of MISCOR Shares, together with all accompanying evidences of authority in form satisfactory to IES and any other required documents. The undersigned understands that all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of MISCOR Shares will be determined by IES in its sole discretion and such determination shall be final and binding upon all tendering MISCOR shareholders. No tender of MISCOR Shares is valid until all defects and irregularities in tenders of MISCOR Shares have been cured or waived and neither IES nor the Exchange Agent or any other person is under any duty to give notification of any defects or irregularities in the tender of any MISCOR Shares or will incur any liability for failure to give any such notification.

Unless each Share Certificate is surrendered, such certificate or book entry share will be deemed at any time after the Effective Time of the merger to represent only the right to receive the merger consideration upon the surrender of such Share Certificate, any cash in lieu of fractional shares and any distributions to which the holder thereof is entitled pursuant to the Merger Agreement, without interest.

Unless otherwise indicated below under “Special Payment Instructions,” the undersigned hereby requests that the shares of IES Common Stock and/or a check for cash (including any cash in lieu of fractional shares of IES Common Stock), and the return of any MISCOR Shares not tendered or not accepted for exchange, be issued in the name(s) of the undersigned (and, in the case of MISCOR Shares tendered by book-entry transfer, by credit to the applicable account at DTC designated above as tendering such shares). The undersigned recognizes that IES has no obligation, pursuant to the “Special Payment Instructions,” to transfer any MISCOR Shares from the name of the registered holder(s) thereof if IES does not accept for exchange any of the MISCOR Shares so tendered.

Similarly, unless otherwise indicated below under “Special Delivery Instructions,” the undersigned hereby requests that the shares of IES Common Stock and/or a check for cash (including any cash paid with respect to fractional shares of IES Common Stock) and any Share Certificates not tendered or not accepted for exchange (and accompanying documents, as appropriate) to be mailed to the undersigned at the address shown above in “Description of MISCOR Shares Tendered.”

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if any shares of IES Common Stock and/or any check for cash payable in the Offer (less any amounts required to be withheld for taxes) or certificates for MISCOR Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue: ☐ Check    ☐  Certificates to:

Name:
(Please Print)

Address:

(Taxpayer Identification No.)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if any shares of IES Common Stock and/or any check for cash payable in the Offer (less any amounts required to be withheld for taxes) or certificates for MISCOR Shares not tendered or not accepted for exchange are to be sent to someone other than the undersigned.

Send: ☐ Check    ☐ Certificates to:

Name:
(Please Print)

Address:

(Taxpayer Identification No.)

IMPORTANT — SIGN HERE

(Complete Substitute Form W-9 Included Below)

Signature(s) of Owner(s)

Name(s):

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.

If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

SIGNATURE GUARANTEE(S)

(If required see Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY

FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized signature(s):

Name:

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:

The Substitute Form W-9 BELOW must be completed and signed if you are a U.S. person (including a U.S. resident alien). PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER (“TIN”) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. Guidelines for determining the proper TIN follow.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service (“IRS”) Payer’s Request for TIN and Certification	Name:

Please check the appropriate box indicating your status:

☐ Individual/Sole proprietor ☐ Corporation

☐ Partnership ☐ Limited liability company.

Enter the tax classification (D = disregarded

entity, C = corporation, P = partnership)

☐ Other

☐ Exempt payee
Address (number, street, and apt. or suite no.):
City, state and ZIP code:
Part I TIN
PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. The TIN provided must match the name given on Line 1 to avoid backup withholding. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I and complete the “Certificate Of Awaiting Taxpayer Identification Number” below.		Social Security Number OR Employer Identification Number

Part II Certification Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding due to failure to report interest and dividend income, and

(3)    I am a U.S. citizen or other U.S. person (defined below).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person:	Date

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that I will be subject to backup withholding on payments other than interest, dividends and certain payments relating to readily tradable instruments and that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.
Sign Here	Signature of U.S. person:	Date

GUIDELINES FOR CERTIFICATION OF

TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. The taxpayer identification number for an individual is the individual’s Social Security number. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. The taxpayer identification number for an entity is the entity’s Employer Identification number. Employer Identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the Name and Social Security number of—	For this type of account:	Give the Name and Employer Identification number of—
1. Individual	The individual	6. Sole proprietorship or single-owner LLC	The owner(3)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. A valid trust, estate, or pension trust 8. Corporate or LLC electing corporate status on Form 8832	The legal entity(4) The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act) 4. a The usual revocable savings trust account (grantor is also trustee)	The minor(2) The grantor- trustee(1)	9. Association, club, religious, charitable, educational or other tax- exempt organization	The organization

b So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10. Partnership or multi- member LLC 11. A broker or registered nominee	The partnership The broker or nominee

5. Sole proprietorship or single-owner LLC	The owner(3)	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s Social Security number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show your individual name, but you may also enter the name of the business or the “doing business as” name. Use either your Social Security number or the entity’s Employer Identification number (if it has one).
(4)	List first and circle the name of the legal trust, estate or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Instructions

Forming Part of the Terms and Conditions of the Offer

1. Signature Guarantees. Except as otherwise provided below, all signatures on this Letter of Election and Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Election and Transmittal need not be guaranteed (i) if this Letter of Election and Transmittal is signed by the registered holder(s) of the MISCOR Shares (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the MISCOR Shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Election and Transmittal or (ii) if such MISCOR Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Election and Transmittal and Shares Certificates; Book-Entry Confirmation; Guaranteed Delivery Procedures. This Letter of Election and Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an agent’s message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in this Letter of Election and Transmittal. Share Certificates for all physically delivered MISCOR Shares, or a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all MISCOR Shares delivered electronically, as well as a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof) or an agent’s message in the case of a book-entry transfer, and any other documents required by this Letter of Election and Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Election and Transmittal by the expiration date (as defined in the Prospectus). Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the expiration date, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their MISCOR Shares pursuant to the guaranteed delivery procedure described in this Letter of Election and Transmittal and the Notice of Guaranteed Delivery attached hereto as Annex A. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, in the form attached as Annex A hereto, must be received by the Exchange Agent prior to the expiration date; and (c) Share Certificates for all MISCOR Shares (or a confirmation of a book-entry transfer of such shares into the exchange agent’s account at DTC as described above), in proper form for transfer, together with a properly completed and duly executed Letter of Election and Transmittal with any required signature guarantees (or, in the case of a book-entry transfer, an agent’s message) and all other documents required by the Letter of Election and Transmittal are received by the Exchange Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery.

The method of delivery of MISCOR Shares and all other required documents, including delivery by book-entry transfer, is at the option and risk of the tendering MISCOR shareholder, and the delivery will be deemed made only when actually received by the Exchange Agent. If Share Certificates are sent by mail, we recommend sending by registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional shares will be purchased or issued. By executing this Letter of Election and Transmittal, the tendering MISCOR shareholder waives any right to receive any notice of the acceptance for payment of the MISCOR Shares.

3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers, the number of MISCOR Shares evidenced by such Share Certificates and the number of MISCOR Shares tendered, and the Tender Offer Elections applicable to such tendered MISCOR Shares, should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the MISCOR Shares represented by any Share Certificate delivered to the Exchange Agent are to be tendered, fill in the number of MISCOR Shares which are to be tendered in the box entitled “Description of MISCOR Shares Tendered.” In such case, a new certificate for the remainder of the MISCOR Shares represented by the old certificate will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Election and Transmittal, as promptly as practicable following the expiration or termination of the Offer. All MISCOR Shares represented by Share Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Election and Transmittal; Stock Powers and Endorsements. If this Letter of Election and Transmittal is signed by the registered holder(s) of the MISCOR Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

If any of the MISCOR Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Election and Transmittal.

If any of the MISCOR Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Election and Transmittal as there are different registrations of Share Certificates.

If this Letter of Election and Transmittal is signed by the registered holder(s) of the MISCOR Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment of the merger consideration is to be made, or MISCOR Shares not tendered or not accepted for exchange are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Election and Transmittal is signed by a person other than the registered holder(s) of the MISCOR Shares tendered hereby, Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates for such MISCOR Shares. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Election and Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to IES of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

6. Stock Transfer Taxes. IES will pay any stock transfer taxes with respect to the sale and transfer of any MISCOR Shares to it or its order pursuant to the Offer. If, however, payment of the merger consideration is to be made to, or MISCOR Shares not tendered or not accepted for exchange are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of MISCOR Shares to IES pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the merger consideration unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7. Special Issuance and Delivery Instructions. If certificates for shares of IES Common Stock and/or a check for cash (including cash with respect to fractional shares of IES Common Stock), or any MISCOR Shares not tendered or not exchanged for exchange, are to be returned in the name of a person other than the person(s) signing this Letter of Election and Transmittal or if the check or any Share Certificates not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Election and Transmittal or are to be returned to the person(s) signing this Letter of Election and Transmittal at an address other than that shown above, the appropriate “Special Payment Instructions” or “Special Delivery Instructions” boxes on this Letter of Election and Transmittal should be completed.

8. Substitute Form W-9. Under U.S. federal income tax law, the Exchange Agent may be required to withhold 28% of the amount of any reportable payments made to certain shareholders pursuant to the Offer. To avoid such backup withholding, each tendering shareholder (other than exempt holders that are subject to the rules discussed below) must provide the Exchange Agent with such shareholder’s correct taxpayer identification number and certify that such shareholder is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a shareholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the exchange agent is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and reportable payments made to the shareholder will be subject to backup withholding. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if MISCOR Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. A shareholder who does not have a taxpayer identification number should check the “Awaiting TIN” box in Part II of the Substitute Form W-9 if the holder has applied for a TIN or intends to apply for a TIN in the near future. If this box is checked, 28% of all reportable payments made to the holder pursuant to the Offer will be withheld if a TIN is not provided at the time of the payment pursuant to the Offer.

Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt shareholders should indicate their exempt status on the Substitute Form W-9. To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such shareholder must submit a properly completed IRS Form W-8BEN or other applicable Form W-8, signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the Exchange Agent upon request.

Failure to complete the Substitute Form W-9 or, as applicable, the applicable Form W-8, will not, by itself, cause MISCOR Shares to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any merger consideration. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of a person subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Note: Failure to complete and return the Substitute Form W-9 or applicable Form W-8 may result in backup withholding of a portion of the consideration payable pursuant to the Offer. Please review the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional details.

IRS CIRCULAR 230 DISCLOSURE

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE IRS, WE INFORM YOU THAT ANY U.S. TAX ADVICE CONTAINED IN THIS COMMUNICATION (INCLUDING ANY ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY MATTERS ADDRESSED HEREIN.

9. Mutilated, Lost, Stolen or Destroyed Share Certificates. Holders of Share Certificates that have been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Election and Transmittal and check the appropriate box above and (ii) contact the Exchange Agent immediately by calling (877) 248-6417. The

Exchange Agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed Share Certificates. The holder may also be required by IES or the Exchange Agent to post a bond as indemnity against any claim that may be made against it with respect to the Share Certificates alleged to have been mutilated, lost, stolen, or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed Share Certificates will be replaced prior to the expiration date of the Offer.

10. Waiver of Conditions. The conditions of the Offer may be waived, to the extent permitted by applicable law, except for those specified in the Prospectus as not subject to waiver, in whole or in part, by IES, in its sole discretion, at any time and from time to time. To the extent that IES waives any condition to the Offer, it will waive such condition as to all MISCOR Shares.

11. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth below. Additional copies of the Prospectus, this Letter of Election and Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent at its address and telephone numbers set forth below. Holders of MISCOR Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

12. Withdrawal of Tenders. A tender of MISCOR Shares may be withdrawn at any time prior to the Election Deadline by delivery to the Exchange Agent at its address set forth on the cover of this Letter of Election and Transmittal of a written or facsimile (receipt confirmed by telephone) notice of withdrawal. Notices of withdrawal must be received by the Exchange Agent prior to the Election Deadline. If a notice of withdrawal is received by the Exchange Agent prior to the Election Deadline, the shares of MISCOR Common Stock represented by such notice will become Non-Election Shares (as defined in the Prospectus) and the IES will return the Share Certificates, if any, without charge to the withdrawing shareholder upon request, unless such shareholder properly makes a subsequent election.

13. Election Procedure; Revocation or Change of Election. The “Tender Offer Election” section must be completed if you desire to elect the type of consideration to be received in exchange for the MISCOR Shares being tendered hereby. Please note that, as described in the Prospectus, there is a limit on the amount of cash available pursuant to the Offer, and if MISCOR shareholders elect to receive Cash Consideration in excess of the Maximum Cash Amount, proration will occur. If an election is not properly made, the tendering shareholder will be deemed to have been tendered without an election, and the tendered MISCOR Shares will be treated as described in “The Merger Agreement—Election Procedures” in the Prospectus.

Tender offer elections (whether actual or deemed) are irrevocable, except that MISCOR Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Election Deadline, as described in Instruction 12 above. After an effective withdrawal, MISCOR Shares may be retendered with another election by submitting to the Exchange Agent a completed replacement of this Letter of Election and Transmittal (and any other documents required by the Offer for properly tendering MISCOR Shares) prior to the Election Deadline.

14. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of MISCOR Shares and any notice of withdrawal will be determined by IES in its sole discretion, and IES’ determinations shall be final and binding. IES reserves the absolute right to reject any and all tenders of MISCOR Shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of IES’ counsel, be unlawful. IES also reserves the absolute right to waive certain conditions to the Offer described in the Prospectus under the section titled “The Merger Agreement—Conditions to the Completion of the Merger”, or any defect or irregularity in the tender of any MISCOR Shares. No tender of MISCOR Shares will be deemed to be properly made until all defects and irregularities in tenders of shares have been cured or waived. Neither IES nor the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in the tender of MISCOR Shares and none of them will incur any liability for failure to give any such notice. IES’ interpretation of the terms and conditions of the Offer, including this Letter of Election and Transmittal, will be final and binding.

If the making of the Offer would not be in compliance with the laws of any jurisdiction the Offer will not be made to the registered holders resident in such jurisdiction.

Important: This Letter of Election and Transmittal (or a manually signed facsimile thereof) together with any signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Exchange Agent prior to the Election Deadline and either Share Certificates for tendered MISCOR Shares must be received by the Exchange Agent or MISCOR Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Election Deadline, or the tendering shareholder must comply with the procedures for guaranteed delivery set forth in Annex A.

The Exchange Agent for the Offer is:

American Stock Transfer & Trust Company LLC

P.O. Box 2042

New York, NY 10272-2042

(877) 248-6417 or (718) 921-8317

Annex A

NOTICE OF GUARANTEED DELIVERY

(Not to be Used for Signature Guarantee)

for

Tender of Shares of Common Stock

of

MISCOR Group, Ltd.

PROPERLY COMPLETED ELECTION FORMS MUST BE RECEIVED BY THE EXCHANGE AGENT AT ONE OF THE ADDRESSES PROVIDED BELOW AT OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 10, 2013 (THE “ELECTION DEADLINE”), UNLESS THE OFFER IS SOONER TERMINATED OR EXTENDED. SHARES OF MISCOR COMMON STOCK TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE ELECTION DEADLINE.

You should use this notice of guaranteed delivery (or a facsimile of it) to tender your shares of common stock, without par value (“Common Stock”), of MISCOR Group, Ltd., an Indiana corporation (“MISCOR”) in exchange for the merger consideration (as described herein), if:

(a) your share certificates are not immediately available or you cannot deliver certificates representing shares of MISCOR Common Stock prior to the Election Deadline; or

(b) the procedure for book-entry transfer cannot be completed before the Election Deadline; or

(c) time will not permit a properly completed and duly executed Letter of Election and Transmittal and all other required documents to reach the depositary referred to below before the expiration date.

You may deliver this notice of guaranteed delivery (or a facsimile of it), signed and properly completed, by hand, mail, overnight courier or facsimile transmission so that the depositary receives it before the Election Deadline. See Instruction 2 to the Letter of Election and Transmittal.

The depositary for the tender offer is:

By Mail or Overnight Courier: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	By Hand: American Stock Transfer & Trust Company, LLC Attn: Reorganization Department P.O. Box 2042 New York, NY 10272-2042

Telephone confirm: (877) 248-6417 or (718) 921-8317

Fax: (718) 234-5001

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Delivery of this notice of guaranteed delivery to an address, or transmission of instructions via the facsimile number other than as set forth above will not constitute valid delivery.

Deliveries to MISCOR or Integrated Electrical Services, Inc., a Delaware corporation (“IES”), will not be forwarded to the depositary and therefore will not constitute valid delivery. Deliveries via book-entry transfer will not constitute valid delivery to the depositary.

You cannot use this notice of guaranteed delivery form to guarantee signatures. If a signature on the Letter of Election and Transmittal is required to be guaranteed by an “eligible guarantor institution” (as defined in Instruction 1 to the Letter of Election and Transmittal) under the instructions thereto, such signature must appear in the applicable space provided in the signature box on the Letter of Election and Transmittal.

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Ladies and Gentlemen:

The undersigned hereby tenders to IES the number of shares of MISCOR common stock indicated below, upon the terms and subject to the conditions set forth in that certain Joint Proxy Statement/Prospectus dated August     , 2013 (as may be amended, the “Prospectus”) and the Letter of Election and Transmittal (which together with the Prospectus, and as each may be amended or supplemented from time to time, constitute the “Offer”), and the receipt of which is hereby acknowledged. This tender is being made pursuant to the guaranteed delivery procedure set forth herein and in Instruction 2 to the Letter of Election and Transmittal. Unless the context otherwise requires, all references to shares shall refer to shares of MISCOR common stock.

Number of Shares Being Tendered Hereby:              Shares

CHECK ONE AND ONLY ONE BOX. IF YOU CHECK MORE THAN ONE BOX, OR IF YOU DO NOT CHECK ANY BOX, YOU WILL HAVE FAILED TO VALIDLY TENDER ANY SHARES.

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SHAREHOLDERS COMPLETE AND SIGN BELOW

Certificate No.(s) (if available):

Name(s) of Shareholders:	Area Code & Phone No.:	Address(es) of Shareholders:

Signature(s) of Shareholder(s):	Date:

If shares will be tendered by book-entry transfer provide the following information:

Name of Tendering Institution:

Account No:

THE GUARANTEE SET FORTH ON THE FOLLOWING PAGE MUST BE COMPLETED.

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GUARANTEE

(Not to be used for Signature Guarantee)

The undersigned, a bank, broker, dealer, credit union, savings association or other entity is a member in good standing in an acceptable medallion guarantee program or a bank, broker, dealer, credit union, savings association or other entity that is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each of the foregoing constituting an “Eligible Guarantor Institution”) hereby guarantees (1) that the above-named person(s) “own(s)” the shares tendered hereby within the meaning of Rule 14e-4 under the Exchange Act, (2) that such tender of shares complies with Rule 14e-4 and (3) the delivery of the shares tendered hereby to the depositary, in proper form for transfer, or a confirmation that the shares tendered hereby have been delivered under the procedure for book-entry transfer set forth in the Instructions to the Letter of Election and Transmittal into the depositary’s account at the book-entry transfer facility, together with a properly completed and duly executed Letter of Election and Transmittal, or in the case of a book-entry transfer, agent’s message, and any other required documents, all within three NASDAQ trading days of the date hereof.

The Eligible Guarantor Institution that completes this form must communicate the guarantee to the depositary and must deliver the Letter of Election and Transmittal (or agent’s message in the case of a book-entry transfer), and certificates representing shares (or a confirmation that the shares tendered hereby have been delivered under the procedure of book-entry set forth in the Instructions to the Letter of Election and Transmittal) to the depositary within the time period set forth herein. Failure to do so could result in financial loss to such Eligible Guarantor Institution.

Name of Firm:	Name of Firm:

Authorized Signature:	Authorized Signature:

Name:	Name:

Title:	Title:

Address:	Address:

Zip Code:	Zip Code:

Area Code and Telephone Number:	Area Code and Telephone Number:

Dated: 20	Dated: 20

DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.

SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF ELECTION AND

TRANSMITTAL.

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